UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 ______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2015

Titan Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27436	94-3171940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 24, 2015, Titan Pharmaceuticals, Inc. (the “Company” or “Titan”) held its annual meeting of stockholders. The following matters were considered:

1.	Election of Directors

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	FOR	AGAINST	BROKER NON-VOTE
Joseph A. Akers	40,817,347	1,751,051	50,614,501
Victor J. Bauer	40,837,286	1,731,112	50,614,501
Sunil Bhonsle	39,367,907	3,200,491	50,614,501
Eurelio M. Cavalier	40,808,562	1,759,836	50,614,501
M. David MacFarlane	40,829,079	1,739,319	50,614,501
James McNab, Jr.	40,831,802	1,736,596	50,614,501
Marc Rubin	40,358,822	2,209,576	50,614,501
Ley S. Smith	40,816,579	1,751,819	50,614,501

2.	Adoption of the 2015 Omnibus Incentive Plan

Stockholders approved the Titan Pharmaceuticals, Inc. 2015 Omnibus Equity Incentive Plan pursuant to which 7,500,000 shares of common stock have been reserved for issuance as or under awards. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,819,511	5,586,212	3,162,675	50,614,501

3.	Approval of the Reverse Split

Stockholders approved an amendment to the Company’s certificate of incorporation to effect a reverse split of the common stock within a range of one-for-three and one-for-eight, with the exact ratio to be determined by the board of directors at the appropriate time. The voting results were as follows:

FOR	AGAINST	ABSTAIN
66,876,118	25,404,267	902,514

4.	Approval and Ratification of Auditors

Stockholders approved and ratified the reappointment of OUM & Co. LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2015. The voting results were as follows:

FOR	AGAINST	ABSTAIN
87,391,719	3,298,470	2,492,710

5.	Approval of Executive Compensation

Stockholders approved the compensation of the Company’s executive officers. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,220,475	6,526,641	2,821,282	50,614.501

6.	Frequency of Say-on-Pay

Stockholders adopted a resolution stating that an advisory vote to approve executive compensation (“say-on-pay”) be submitted to stockholders every two years. The voting results were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
5,672,970	32,602,863	671,737	3,620,828	50,614,501

In light of the voting results with respect to the frequency of say-on-pay, Titan’s board of directors has determined that say-on-pay votes should be held every two years.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.31	Titan Pharmaceuticals, Inc. 2015 Omnibus Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2015	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Sunil Bhonsle
	Name:	Sunil Bhonsle
	Title:	President

Exhibit Index

Exhibit No.	Description

10.31	Titan Pharmaceuticals, Inc. 2015 Omnibus Equity Incentive Plan